UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 28, 2024
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Independence Realty Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	001-36041	26-4567130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1835 Market Street, Suite 2601
Philadelphia, Pennsylvania, 19103
(Address of Principal Executive Office) (Zip Code)
(267) 270-4800
(Registrant’s telephone number, including area code)
N/A
Former name or former address, if changed since last report
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	IRT	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
Item 5.02 of this Current Report on Form 8-K contains a description of the material terms of a Cooperation Agreement, which description is incorporated by reference in this Item 1.01.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 29, 2024, the Board of Directors (the “Board”) of Independence Realty Trust, Inc. (the “Company”) increased the size of the Board from 9 to 10 directors and appointed Craig Macnab, an additional independent director, to fill the newly created vacancy and whose term will expire at the Company’s 2024 annual meeting of stockholders (“2024 Annual Meeting”), or until his earlier death, resignation, disqualification or removal.
Mr. Macnab has an extensive history of leading a publicly held REIT in the retail sector. Currently, Mr. Macnab has served on the Board of VICI Properties Inc. (NYSE: VICI) since 2017, as the Chairman of its Compensation Committee since 2019, and as a member of its Audit Committee since 2020. Mr. Macnab has also served on the board of directors of American Tower Corporation (NYSE: AMT) since 2014 and as the Chairman of the Compensation Committee since 2018. Prior to these appointments, Mr. Macnab served as chief executive officer of National Retail Properties, Inc. (NYSE: NNN) for 13 years and Chairman for nine years. He also served as a director of Cadillac Fairview Corporation (a private company) from September 2011 through December 2022 and Forest City Realty Trust, Inc. (formerly NYSE: FCEA) from 2017 to 2018, Eclipsys Corporation (formerly NASDAQ: ECLP) from 2008 to 2014, and DDR Corp. (formerly NYSE: DDR) from 2003 to 2015. Previously, Mr. Macnab was the Chief Executive Officer and President of JDN Realty (formerly NYSE: JDN), a publicly traded real estate investment trust, from 2000 to 2003. Mr. Macnab holds a Bachelor of Commerce degree in Economics and Accounting from the University of the Witwatersrand and a Master of Business Administration from Drexel University. The Board determined that Mr. Macnab is independent as defined in the Company’s governing documents and under applicable law. Mr. Macnab does not have any family relationship with any officer or director of the Company. Other than as provided under the Cooperation Agreement described below, there are no arrangements or understandings pursuant to which Mr. Macnab was elected as a director, and Mr. Macnab has not been involved in any related transactions or relationships with the Company as defined in Item 404(a) of Regulation S-K.
In connection with Mr. Macnab’s appointment as a member of the Board, Mr. Macnab will be entitled to receive the same compensation as other non-employee directors, which compensation amount shall reflect the pro rata portion for Mr. Macnab’s partial period of service between the date of his appointment and the 2024 Annual Meeting. In addition, Mr. Macnab will enter into an indemnification agreement with the Company in the form attached as Exhibit 10.13 to the Company’s annual report on Form 10-K for the year ended December 31, 2023.
In connection with the appointment, the Company entered into a Cooperation Agreement (the “Cooperation Agreement”) with Argosy-Lionbridge Real Estate Securities, L.P. (“ALM”) and certain other persons and entities listed on Schedule A thereto (together with ALM, the “Investor Group”), and solely with respect to certain sections of the Cooperation Agreement, Samuel Foster and Marion Kirwin. Pursuant to the Cooperation Agreement, the Investor Group has agreed not to conduct a proxy contest or engage in any solicitation of proxies regarding the election of directors with respect to the 2024 Annual Meeting and, subject to certain conditions, the Company’s 2025 annual meeting of stockholders.
Under the Cooperation Agreement, the Investor Group also agreed to abide by certain voting commitments, customary standstill obligations and mutual non-disparagement provisions which remain in effect 30 calendar days prior to the last day of the advance notice period for the submission by stockholders of non-proxy access director nominations for the Company’s 2025 annual meeting of stockholders, which will automatically be extended to the Company’s 2026 annual meeting of stockholders subject to certain conditions set forth in the Cooperation Agreement (the “Standstill Period”). The scope of the Investor Group’s commitments, obligations, provisions and other terms are set forth in full in the Cooperation Agreement.
The Cooperation Agreement further provides that, during the Standstill Period, if Mr. Macnab is unable to serve as an independent director due to his death or permanent incapacitation and so long as the Investor Group continuously beneficially owns in the aggregate at least the lesser of (i) 0.3% of the then-outstanding common shares of the Company, par value $0.01 per share (“Common Shares”), and (ii) 700,938 Common Shares, the Investor Group and the Company shall mutually agree on a replacement director nominee who meets various requirements as set forth in the Cooperation Agreement, including to qualify as “independent” as defined by the listing standards of the New York Stock Exchange and by the Securities and Exchange Commission and who is unaffiliated with (and independent of) the Investor Group.

The foregoing summary of the Cooperation Agreement is qualified in its entirety by reference to the text of the Cooperation Agreement, which is attached as Exhibit 10.1 to this Form 8-K and is incorporated by reference into this Item 5.02.
5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 28, 2024, the Board approved a resolution that prohibits the Company from electing to be subject to the provisions of Subtitle 8 of Title 3 of the Maryland General Corporation Law (the “MGCL”), commonly referred to as the Maryland Unsolicited Takeovers Act, or MUTA, contained in Section 3-803, unless such election is first approved by the stockholders of the Company by the affirmative vote of at least a majority of the votes cast on the matter by stockholders entitled to vote generally in the election of directors. The Company will file Articles Supplementary documenting the resolution of the Board with the Maryland State Department of Assessments and Taxation of Maryland on March 4, 2024. As a result of the Articles Supplementary and the resolutions of the Board, the Company will be prohibited from electing to be subject to Section 3-803 of the MGCL, which would permit the Company to classify the Board without stockholder approval, and such prohibition may not be repealed unless first approved by the Company’s stockholders by the affirmative vote of at least a majority of the votes cast on the matter by stockholders entitled to vote generally in the election of directors.
The foregoing summary information set forth in this Current Report on Form 8-K regarding the Articles Supplementary is qualified in its entirety by reference to the full text of the Articles Supplementary, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01    Regulation FD Disclosure.
On March 1, 2024, the Company issued a press release announcing the appointment of Craig Macnab to the Board and related information. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The slide presentation attached hereto as Exhibit 99.2, and incorporated herein by reference, may be used by the Company in various presentations to investors beginning March 1, 2024.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

3.1	Articles Supplementary of Independence Realty Trust, Inc. dated March 4, 2024
10.1
Cooperation Agreement, dated February 29, 2024, by and among Independence Realty Trust, Inc., Argosy-Lionbridge Real Estate Securities, L.P. and the other persons and entities listed on Schedule A thereto, and, solely with respect to Sections 7 through 26, Samuel Foster and Marion Kirwin

99.1	Press Release dated March 1, 2024
99.2	Slide Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

March 1, 2024	By:	/s/ James J. Sebra
	Name:	James J. Sebra
	Title:	Chief Financial Officer and Treasurer